Exhibit 99.2

1st Quarter 2019 NASDAQ: MRBK May 23, 2019 Exhibit 99.2

2 Meridian Corporation Forward-Looking Statements Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements,” including statements contained in this presentation as well as the Corporation’s filings with the SEC, in its reports to stockholders and in other communications by the Corporation, which are made in good faith by the Corporation pursuant to the “safe harbor” provisions of Section 21E of the Securities Exchange Act of 1934, as amended (referred to as the “Exchange Act”). These forward-looking statements involve risks and uncertainties, such as statements of the Corporation’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Corporation’s control). The following factors, among others, could cause the Corporation’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Corporation conducts operations; the effects of, and changes in monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; market volatility; the value of our products and services as perceived by actual and prospective customers, including the features, pricing and quality compared to competitors’ products and services; loss of management and key personnel; failure of our controls and procedures; inability to close loans in our pipeline; operational risks, including the risk of fraud by employees, customers or outsiders; our borrowers’ ability to repay their loans; changes in the real estate market that can affect real estate that serves as collateral for some of our loans; the adequacy of our allowance for loan losses and our methodology for determining such allowance; the willingness of customers to substitute competitors’ products and services for the Corporation’s products and services; the impact of changes in applicable laws and regulations; changes in technology or interruptions and breaches in security of our information systems; the impact of any acquisitions; changes in consumer spending and saving habits; and the success of the Corporation at managing the risks involved in the foregoing. The Corporation cautions that the foregoing list of important factors is not exclusive. The Corporation does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Corporation, except as required by applicable law or regulation. Throughout this document, references to “we,” “us,” or “our” refer to the Corporation and its consolidated subsidiaries. Exhibit 99.2

3 Meridian Corporation Company Highlights Demonstrated organic growth engine in diversified loan segments, capitalizing on market disruption in the Delaware Valley tri-state market Financial services business model with significant noninterest income streams in Meridian Wealth Partners, SBA Lending and Meridian Mortgage Significant market opportunity in the 6-county greater Philadelphia metropolitan market driven by a "branch-lite," technology-focused and high-touch banking strategy Strong management team with long-tenured, in-market experience Existing corporate infrastructure and key personnel in place to support future growth in the Bank and to maximize profitability from additional capital inflow Pristine credit quality and attractive deposit franchise, including high growth in noninterest-bearing deposits over the last several years Low commercial real estate (CRE) concentration allows for significant capacity for growth ® ® Exhibit 99.2

4 Meridian Corporation Summary Income Statement Net Interest Income ($M) Noninterest Income ($M) Noninterest Expense ($M) Net Income ($M) $21.5 $23.4 $25.8 $28.9 $32.7 2014 2015 2016 2017 2018 $25.3 $36.1 $42.8 $36.7 $32.4 2014 2015 2016 2017 2018 $37.7 $48.6 $59.9 $57.7 $52.9 2014 2015 2016 2017 2018 $4.3 $6.2 $4.9 $3.0 $8.2 2014 2015 2016 2017 2018 Exhibit 99.2

5 Meridian Corporation Profitability Ratios Return on Average Assets¹ (%) Return on Average Equity¹ (%) Efficiency Ratio (%) Non-Interest Income / Average Assets (%) 0.80% 1.02% 0.71% 0.39% 0.89% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2014 2015 2016 2017 2018 10.32% 12.78% 7.69% 3.97% 7.74% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2014 2015 2016 2017 2018 80.73% 81.73% 87.30% 87.78% 81.44% 76.00% 78.00% 80.00% 82.00% 84.00% 86.00% 88.00% 90.00% 2014 2015 2016 2017 2018 4.70% 5.96% 6.21% 4.69% 3.58% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2014 2015 2016 2017 2018 (1) 2018 amounts include impact of prior period adjustments Exhibit 99.2

6 Meridian Corporation Asset Quality (1) Nonperforming assets defined as loans 90+ days past due, nonaccrual loans and leases and OREO (2) Excludes loans held for sale NPAs¹ / Assets (%) Reserves / Loans Held for Investment² NPLs / Loans (%) Net Chargeoffs / Average Loans (%) 0.67% 0.63% 0.73% 0.42% 0.39% 2014 2015 2016 2017 2018 1.04% 1.06% 0.90% 0.96% 0.96% 2014 2015 2016 2017 2018 0.66% 0.68% 0.83% 0.43% 0.45% 2014 2015 2016 2017 2018 0.34% 0.21% 0.17% 0.13% 0.03% 2014 2015 2016 2017 2018 Exhibit 99.2

Meridian Corporation Select Condensed Financial Information for the Quarter Ended March 31, 2019 For the Quarter Ended (Unaudited) (Dollars in thousands, except per share data) 2019 2018 2018 2018 2018 March 31 December 31 September 30 June 30 March 31 Income: Net income - consolidated $ 2,006 $ 2,364 $ 2,727 $ 1,802 $ 1,270 Diluted earnings per common share $ 0.31 $ 0.37 $ 0.42 $ 0.28 $ 0.20 Net income - excluding Mortgage 1,969 1,826 1,973 1,701 1,406 Net income - Mortgage 37 538 754 101 (136) Net interest income - consolidated 8,477 8,441 8,378 8,146 7,692 At the Quarter Ended (Unaudited) 2019 2018 2018 2018 2018 March 31 December 31 September 30 June 30 March 31 Balance Sheet: Total assets $ 1,027,514 $ 997,480 $ 959,921 $ 945,527 $ 883,613 Loans, net of fees and costs 862,372 838,106 806,788 781,622 740,408 Total deposits 810,713 752,130 781,927 683,250 679,303 Non-interest bearing deposits 115,464 126,150 124,855 106,942 105,576 Exhibit 99.2